Exhibit 99.2

Rapid7 Announces Pricing of Public Offering of Common Stock by Existing Stockholders

BOSTON, March 13, 2018 — Rapid7, Inc. (Nasdaq: RPD), a leading provider of analytics solutions for security and IT operations, announced today the pricing of an underwritten public offering of 2,000,000 shares of its common stock at a price to the public of $26.25 per share. All of the shares are being offered by existing stockholders and Rapid7 will not receive any of the proceeds from the offering. The offering is expected to close on or about March 16, 2018, subject to satisfaction of customary closing conditions.

Barclays is acting as underwriter in the offering.

The securities described above are being offered pursuant to an effective shelf registration statement on Form S-3 that was declared effective by the Securities and Exchange Commission (the “SEC”) on June 2, 2017. The offering may be made only by means of a written prospectus and prospectus supplement that form a part of the registration statement. A final prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement and the accompanying prospectus, when available, may also be obtained by request from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone: (888) 603-5847 or email: Barclaysprospectus@broadridge.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there by any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Rapid7

Rapid7 (NASDAQ:RPD) is trusted by IT and security professionals around the world to manage risk, simplify modern IT complexity, and drive innovation. Rapid7 analytics transform today’s vast amounts of security and IT data into the answers needed to securely develop and operate sophisticated IT networks and applications. Rapid7 research, technology, and services drive vulnerability management, application security, incident detection and response, and log management for more than 7,000 organizations across more than 120 countries, including 52% of the Fortune 100.

Cautionary Note on Forward-Looking Statements

This press release includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding our expectations regarding the anticipated closing of the public offering. The words “anticipate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks related to the satisfaction of closing conditions and other factors that are set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact

Jeff Bray

Vice President, Investor Relations

857-990-4235

investors@rapid7.com

Press Contact

Caitlin Doherty

Communications Program Lead

857-990-4240

press@rapid7.com